Shareholder Fees (Vanguard Tax-Managed Capital Appreciation Fund Institutional)	Vanguard Tax-Managed Capital Appreciation Fund Vanguard Tax-Managed Capital Appreciation Fund - Institutional Shares 1/1/2014 - 12/31/2014
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none